Exhibit 8.1

Consolidated Financial Statements of Daimler AG

at December 31, 2008

Statement of Investments in Affiliated, Associated

and Related Companies

according to § 313 HGB (German Commercial Code)

The statement is part of the notes; it contains all investments of Daimler AG and is filed with the Commercial Register in Stuttgart

Statement of Investments in Affiliated, Associated and Related Companies of Daimler AG at December 31, 2008, according to § 313 para. 2 HGB (German Commercial Code)

A. CONSOLIDATED GROUP COMPANIES
I. Consolidated Companies of Mercedes-Benz Cars
II. Consolidated Companies of Daimler Trucks
III. Consolidated Companies of Daimler Financial Services
IV. Consolidated Companies of Vans, Buses, Other

B. NON CONSOLIDATED GROUP COMPANIES
I. Non Consolidated Companies of Mercedes-Benz Cars
II. Non Consolidated Companies of Daimler Trucks
III. Non Consolidated Companies of Daimler Financial Services
IV. Non Consolidated Companies of Vans, Buses, Other

C. ASSOCIATED COMPANIES AND GROUP COMPANIES AT EQUITY
I. Associated Companies and Group Companies at Equity of Mercedes-Benz Cars
II. Associated Companies and Group Companies at Equity of Daimler Trucks
III. Associated Companies and Group Companies at Equity of Daimler Financial Services
IV. Associated Companies and Group Companies at Equity of Vans, Buses, Other

D. ASSOCIATED COMPANIES AT COST
I. Associated Companies at Cost of Mercedes-Benz Cars
II. Associated Companies at Cost of Daimler Trucks
III. Associated Companies at Cost of Daimler Financial Services
IV. Associated Companies at Cost of Vans, Buses, Other

E. OTHER MAJOR SUBSIDIARIES

i

Name of the company	Location	Country	Capital Share (in %) 6)

Daimler AG	Stuttgart	Germany

A. CONSOLIDATED GROUP COMPANIES
I. Consolidated Companies of Mercedes-Benz Cars
6353 Sunset Boulevard, Inc.	Hollywood	USA	100%
A.C.N. 082 870 031 Pty. Ltd. i.L.	Melbourne	Australia	51%
American Auto Handels GmbH	Munich	Germany	100%
Anlagenverwaltung Daimler AG & Co. OHG Berlin	Schönefeld	Germany	100%
Auto-Henne GmbH	Munich	Germany	100%
CARS Technik und Logistik GmbH	Munich	Germany	100%
Comercial Mercedes-Benz, S.A.	Madrid	Spain	100%
Daimler Aviation South Africa (Pty) Ltd.	Pretoria	Republic of South Africa	100%
Daimler Biler A/S	Horsholm	Denmark	100%
Daimler Försäljnings AB	Malmö	Sweden	100%
Daimler North East Asia Ltd.	Beijing	PR China	100%
Daimler Northeast Asia Parts Trading & Services Co., Ltd.	Beijing	PR China	100%
Daimler South East Asia Pte. Ltd.	Singapore	Singapore	100%
Daimler Vermögens- und Beteiligungsgesellschaft mbH	Stuttgart	Germany	100%
Garage Jean Wagner S.A.	Luxembourg	Luxembourg	100%
Groupement D’Intérêt Economique Spring Rain	Paris	France	0	%7)
Grundstücksverwaltungsgesellschaft Auto-Henne GmbH & Co. OHG	Schönefeld	Germany	100%
Grundstücksverwaltungsgesellschaft Henne-Unimog GmbH & Co. OHG	Schönefeld	Germany	100%
Grundstücksverwaltungsgesellschaft Mercedes-Benz AG & Co. OHG	Schönefeld	Germany	100%
Henne-Unimog GmbH	Munich	Germany	100%
INTERSTAR SAS	Rocquencourt	France	100%
Koppieview Property (Pty) Ltd.	Pretoria	Republic of South Africa	100%
Maschinenfabrik Esslingen AG & Co. OHG	Schönefeld	Germany	100%
MBtech Polska Sp. z o.o.	Krakow	Poland	100%
MB-technology GmbH	Sindelfingen	Germany	100%
MDC Equipment GmbH	Kölleda	Germany	100%
MDC Power GmbH	Kölleda	Germany	100%
Mercedes-AMG GmbH	Affalterbach	Germany	100%
Mercedes-Benz (China) Ltd.	Beijing	PR China	51%
Mercedes-Benz (Thailand) Ltd.	Bangkok	Thailand	100%
Mercedes-Benz (Yangzhou) Parts Distribution Co., Ltd.	Yangzhou	PR China	51%
Mercedes-Benz Aalst N.V.	Erembodegem	Belgium	100%
Mercedes-Benz Accessories GmbH	Stuttgart	Germany	100%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Franken KG	Schönefeld	Germany	99%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Germersheim Betriebsvorrichtungen OHG	Schönefeld	Germany	99%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Germersheim KG	Schönefeld	Germany	99%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Rhein-Main Betriebsvorrichtungen OHG	Schönefeld	Germany	99%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Rhein-Main OHG	Schönefeld	Germany	99%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Südwest KG	Schönefeld	Germany	99%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Baden-Baden und Dresden OHG	Düsseldorf	Germany	100%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Leipzig und Magdeburg KG	Schönefeld	Germany	100%
Mercedes-Benz Alcalá, S.A.	Madrid	Spain	100%
Mercedes-Benz Antwerpen N.V.	Borgerhout	Belgium	100%
Mercedes-Benz Australia/Pacific Pty. Ltd.	Mulgrave	Australia	100%
Mercedes-Benz Belgium Luxembourg S.A.	Brussels	Belgium	100%
Mercedes-Benz Bordeaux SAS	Begles	France	100%
Mercedes-Benz Canada, Inc.	Toronto	Canada	100%
Mercedes-Benz Ceská republika s.r.o.	Prague	Czech Republic	100%
Mercedes-Benz Comercial Valencia, S.A.	Valencia	Spain	100%
Mercedes-Benz Comercial, Lda.	Mem Martins	Portugal	100%
Mercedes-Benz Côte d´Azur SASU	Villeneuve Loubet	France	100%
Mercedes-Benz Danmark A/S	Copenhagen	Denmark	100%
Mercedes-Benz Dealer Bedrijven B.V.	Den Haag	Netherlands	100%
Mercedes-Benz Drogenbos N.V.	Drogenbos	Belgium	100%
Mercedes-Benz Esch S.A.	Esch-sur-Alzette	Luxembourg	100%
Mercedes-Benz Espana, S.A.	Madrid	Spain	100%
Mercedes-Benz France SAS	Rocquencourt	France	100%
Mercedes-Benz Gent N.V.	Gent	Belgium	100%
Mercedes-Benz Hellas S.A.	Kifissia	Greece	100%
Mercedes-Benz HighPerformanceEngines Ltd.	Brixworth	Great Britain	100%
Mercedes-Benz Hong Kong Ltd.	Hong Kong	PR China	100%
Mercedes-Benz Hybrid LLC	Troy	USA	100%
Mercedes-Benz India Private Ltd.	Pune	India	100%
Mercedes-Benz Italia S.p.A.	Rome	Italy	100%
Mercedes-Benz Japan Co., Ltd.	Tokyo	Japan	100%
Mercedes-Benz Korea Ltd.	Seoul	South Korea	51%

Mercedes-Benz Leudelange S.A.	Leudelange	Luxembourg	100%
Mercedes-Benz Lille SAS	Villeneuve d’Ascq	France	100%
Mercedes-Benz Luxembourg S.A.	Luxembourg	Luxembourg	90%
Mercedes-Benz Luxembourg-Centre S.A.	Luxembourg	Luxembourg	100%
Mercedes-Benz Lyon SAS	Lyon	France	100%
Mercedes-Benz Malaysia Sdn. Bhd.	Kuala Lumpur	Malaysia	51%
Mercedes-Benz Manhattan, Inc.	New York	USA	100%
Mercedes-Benz Manufacturing (Thailand) Ltd.	Bangkok	Thailand	100%
Mercedes-Benz Manufacturing South Africa (Pty) Ltd.	East London	Republic of South Africa	100%
Mercedes-Benz Mechelen N.V.	Mechelen	Belgium	100%
Mercedes-Benz Mexico, S. de R.L. de C.V.	Mexico City	Mexico	100%
Mercedes-Benz Milano S.p.A	Milan	Italy	100%
Mercedes-Benz Nederland B.V.	Utrecht	Netherlands	100%
Mercedes-Benz New Zealand Ltd.	Auckland	New Zealand	100%
Mercedes-Benz Ninove N.V.	Ninove	Belgium	100%
Mercedes-Benz Paris SAS	Le Port-Marly	France	100%
Mercedes-Benz Polska Sp. z o.o.	Warsaw	Poland	100%
Mercedes-Benz Portugal S.A.	Mem Martins	Portugal	100%
Mercedes-Benz Retail Group UK Ltd.	Milton Keynes	Great Britain	100%
Mercedes-Benz Roma S.p.A.	Rome	Italy	100%
Mercedes-Benz Russia SAO	Moscow	Russia	100%
Mercedes-Benz Schweiz AG	Schlieren	Switzerland	100%
Mercedes-Benz Service Corporation	Montvale	USA	100%
Mercedes-Benz Sosnowiec Sp. z o.o.	Sosnowiec	Poland	100%
Mercedes-Benz South Africa (Pty) Ltd.	Pretoria	Republic of South Africa	100%
Mercedes-Benz Srbija i Crna Gora d.o.o.	Belgrade	Serbia	100%
Mercedes-Benz Sverige AB	Malmö	Sweden	100%
Mercedes-Benz Technical Center Nederland B.V.	Nieuwegein	Netherlands	100%
Mercedes-Benz U.S. International, Inc.	Tuscaloosa	USA	100%
Mercedes-Benz UK Ltd.	Milton Keynes	Great Britain	100%
Mercedes-Benz USA LLC	Montvale	USA	100%
Mercedes-Benz V.I. Lille SAS	Vendeville	France	100%
Mercedes-Benz V.I. Lyon SAS	Genas	France	100%
Mercedes-Benz V.I. Paris Ile de France SAS	Wissous	France	100%
Mercedes-Benz V.I. Toulouse SAS	Fenouillet	France	100%
Mercedes-Benz Vietnam Ltd.	Ho Chi Minh City	Vietnam	70%
Mercedes-Benz Warszawa Sp. z o.o.	Warsaw	Poland	100%
Mercedes-Benz Waterloo S.A.	Waterloo	Belgium	100%
Mercedes-Benz Wavre S.A.	Wavre	Belgium	100%
Mercedes-Benz Wemmel N.V.	Wemmel	Belgium	100%
Micro Compact Car smart North N.V./S.A.	Drogenbos	Belgium	100%
Molcasa Vermietungsgesellschaft Objekt Smart mbH	Günwald	Germany	0	%7)
MVSA COMPANY, INC.	Jacksonville	USA	100%
P.T. Mercedes-Benz Distribution Indonesia	Jakarta	Indonesia	95%
P.T. Mercedes-Benz Indonesia	Jakarta	Indonesia	100%
P.T. Star Engines Indonesia	Jakarta	Indonesia	100%
ROSOLA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Peguform KG	Günwald	Germany	0	%7)
Sandown Motor Holdings (Pty) Ltd.	Brayanston	Republic of South Africa	50%
smart France SAS	Hambach	France	100%
Taunus-Auto-Verkaufs GmbH	Wiesbaden	Germany	100%

II. Consolidated Companies of Daimler Trucks
Atlanta Freightliner Truck Sales & Service, Inc.	Portland	USA	100%
Atlantic Detroit Diesel Allison LLC	Lodi	USA	100%
Atlantis Foundries (Pty) Ltd.	Dassenberg	Republic of South Africa	100%
Axle Alliance Company LLC	Detroit	USA	100%
Chrysler do Brasil Ltda.	Sao Bernardo do Campo	Brazil	100%
Columbia Freightliner LLC	Columbia	USA	100%
Commercial Vehicles of South Florida, Inc.	Pompano Beach	USA	100%
Daimler Automotive de Venezuela C.A.	Carabobo	Venezuela	100%
Daimler Automotive Korea Ltd.	Seoul	South Korea	100%
Daimler Hero Commercial Vehicles Ltd.	New Delhi	India	60%
Daimler Manufactura, S.A. de C.V.	Mexico City	Mexico	100%
Daimler Tractocamiones, S. de R.L. de C.V.	Mexico City	Mexico	100%
Daimler Trucks Canada Ltd.	Mississauga	Canada	100%
Daimler Trucks North America LLC	Portland	USA	100%
Daimler Trucks Remarketing Corporation	Portland	USA	100%
Daimler Vehículos Comerciales Mexico, S. de R.L. de C.V.	Mexico City	Mexico	100%
Dalmatian Corporation	Ladson	USA	100%
Detroit Diesel Corporation	Detroit	USA	100%

Detroit Diesel of Canada Ltd.	London	Canada	100%
Detroit Diesel Overseas Corporation	Detroit	USA	100%
Detroit Diesel Overseas Distribution Corporation	Detroit	USA	100%
Detroit Diesel Realty Utah, Inc.	Tooele	USA	100%
Detroit Diesel Realty, Inc.	Detroit	USA	100%
Detroit Diesel Remanufacturing LLC	Detroit	USA	100%
Detroit Diesel Remanufacturing Mexicana, S. de R.L. de C.V.	Toluca	Mexico	100%
Detroit Diesel Remanufacturing-Central, Inc.	Emporia	USA	100%
Detroit Diesel Remanufacturing-East, Inc.	Cambridge	USA	100%
Detroit Diesel Remanufacturing-West, Inc.	Salt Lake City	USA	100%
Detroit Diesel Speciality Tool Company, Inc.	Detroit	USA	100%
Detroit Diesel-Allison de Mexico, S.A. de C.V.	San Juan Ixtacala	Mexico	100%
DTNA Trucks Canada Ltd.	Surrey	Canada	100%
Florida Detroit Diesel-Allison, Inc.	Miami	USA	100%
FMDC Canada, Inc.	Portland	USA	100%
Freightliner Custom Chassis Corporation	Gaffney	USA	100%
Freightliner Holding Ltd.	Portland	USA	100%
Freightliner Ltd.	Portland	USA	100%
Freightliner Netherlands Holdings B.V.	Portland	USA	100%
Freightliner Properties Ltd.	Mississauga	Canada	100%
Freightliner Truck Plant Cleveland LLC	Cleveland	USA	100%
Freightliner Truck Plant Mt. Holly LLC	Mt. Holly	USA	100%
Fuso Technical Service Co., Ltd.	Kanagawa	Japan	100%
Gastonia Components and Logistics LLC	Gastonia	USA	100%
Mercedes-Benz CharterWay GmbH	Berlin	Germany	50	%1)
Mercedes-Benz CharterWay SAS	Rocquencourt	France	50	%1)
Mercedes-Benz Desarrollo de Mercados, S. de R.L. de C.V.	Mexico City	Mexico	100%
Mercedes-Benz do Brasil Ltda.	Sao Bernardo do Campo	Brazil	100%
Mercedes-Benz Molsheim SAS	Molsheim	France	100%
Mercedes-Benz Venezuela S.A.	Valencia	Venezuela	100%
Mexico Detroit Diesel-Allison Corporation	Laredo	USA	100%
MFTA Canada, Inc.	Mississauga	Canada	100%
Mitsubishi Fuso Bus Manufacturing Co., Ltd.	Toyama	Japan	100%
Mitsubishi Fuso Truck (Thailand) Co., Ltd.	Pathumthani	Thailand	100%
Mitsubishi Fuso Truck and Bus Corporation	Kawasaki	Japan	85%
Mitsubishi Fuso Truck and Bus Australia Pty. Ltd.	Baulkham Hills	Australia	100%
Mitsubishi Fuso Truck Europe Sociedade Europeia de Automoveis, S.A.	Tramagal	Portugal	100%
Mitsubishi Fuso Truck of America, Inc.	Swedesboro	USA	100%
Outer Drive Holdings, Inc.	Wilmington	USA	100%
PABCO Co., Ltd.	Ebina	Japan	100%
PABCO Kinki Co., Ltd.	Yamatokoriyama	Japan	90%
Ryowa Shatai Kogyo Co., Ltd.	Nagoya	Japan	100%
SelecTrucks of America LLC	Portland	USA	100%
SelecTrucks of Calgary, Inc.	Calgary	Canada	100%
SelecTrucks of El Paso LLC	El Paso	USA	50%
SelecTrucks of Toronto, Inc.	Mississauga	Canada	100%
Starauto Comercio de Veiculos Ltda.	Sao Bernardo do Campo	Brazil	100%
Starexport Trading S.A.	Sao Paulo	Brazil	100%
Sterling Truck Corporation	Redford	USA	100%
Surplus Truck Parts, Inc.	Portland	USA	100%
Thomas Built Buses of Canada Ltd.	Woodstock	Canada	100%
Thomas Built Buses, Inc.	High Point	USA	100%
Western Star Truck Plant Portland LLC	Portland	USA	100%
Western Star Trucks Sales, Inc.	Redford	USA	100%

III. Consolidated Companies of Daimler Financial Services
Banco Mercedes-Benz do Brasil S.A.	Sao Paulo	Brazil	100%
Conemaugh Hydroelectric Projects, Inc.	Farmington Hills	USA	100%
Coventry Lane Holdings LLC	Farmington Hills	USA	100%
DAF FSC, Inc.	St. Thomas	US Virgin Islands	100%
DAF Investments, Ltd.	Farmington Hills	USA	100%
Daimler AC Leasing d.o.o.	Ljubljana	Slovenia	52%
Daimler Capital Company LLC	Farmington Hills	USA	100%
Daimler Capital Services LLC	Farmington Hills	USA	100%
Daimler Credit Realvest, Inc.	Farmington Hills	USA	100%
Daimler Export and Trade Finance GmbH	Berlin	Germany	100%
Daimler Financial Services AG	Berlin	Germany	100%
Daimler Financial Services Automotive Israel Ltd.	Tel-Aviv	Israel	100%
Daimler Financial Services Israel Ltd.	Tel-Aviv	Israel	60%
Daimler Financial Services Japan Co., Ltd.	Tokyo	Japan	100%

Daimler Financial Services México, S. de R.L. de C.V.	Mexico City	Mexico	100%
Daimler Financial Services Nederland B.V.	Utrecht	Netherlands	100%
Daimler Financial Services, S.A. de C.V., S.O.F.O.M., E.N.R.	Mexico City	Mexico	100%
Daimler Fleet Management GmbH	Stuttgart	Germany	100%
Daimler Fleet Management Polska Sp. z o.o.	Warsaw	Poland	100%
Daimler Fleet Management Singapore Pte. Ltd.	Singapore	Singapore	100%
Daimler Fleet Management South Africa (Pty) Ltd.	Centurion	Republic of South Africa	65%
Daimler Fleet Management UK Ltd.	Milton Keynes	Great Britain	100%
Daimler Fleet Services A.S.	Istanbul	Turkey	100%
Daimler Insurance Agency LLC	Farmington Hills	USA	100%
Daimler Insurance Services GmbH	Berlin	Germany	100%
Daimler Insurance Services UK Ltd.	Milton Keynes	Great Britain	100%
Daimler Meridian Corporation	Farmington Hills	USA	100%
Daimler MidOcean Foreign Sales Company	Hamilton	Great Britain	100%
Daimler Motors Investments LLC	Farmington Hills	USA	100%
Daimler Re Brokers GmbH	Berlin	Germany	75%
Daimler Services Mobility Management GmbH	Berlin	Germany	100%
Daimler Servicios Corporativos México, S. de R.L. de C.V.	Mexico City	Mexico	100%
Daimler Trust Holdings LLC	Wilmington	USA	100%
Daimler Vorsorge und Versicherungsdienst GmbH	Berlin	Germany	100%
DaimlerChrysler Services Portugal - Aluguer de Automoveis, Lda.	Mem Martins	Portugal	100%
DCFS Canada Corporation	Mississauga	Canada	100%
DCFS USA LLC	Farmington Hills	USA	100%
debis Financial Services Co., Ltd.	Tokyo	Japan	100%
debis Industriehandel GmbH	Berlin	Germany	100%
Intrepid Insurance Company	Farmington Hills	USA	100%
Mercedes-Benz Auto Finance Ltd.	Bejing	PR China	100%
Mercedes-Benz Bank AG	Stuttgart	Germany	100%
Mercedes-Benz Bank Polska S.A.	Warsaw	Poland	100%
Mercedes-Benz Bank Rus OOO	Moskow	Russia	100%
Mercedes-Benz Banking Service GmbH	Saarbrücken	Germany	100%
Mercedes-Benz Broker Biztositási Alkusz Hungary Kft.	Budapest	Hungary	100%
Mercedes-Benz CharterWay Espana, S.A.	Madrid	Spain	100%
Mercedes-Benz CharterWay GmbH	Berlin	Germany	50	%1)
Mercedes-Benz CharterWay SAS	Rocquencourt	France	50	%1)
Mercedes-Benz Compania Financiera Argentina S.A.	Buenos Aires	Argentina	100%
Mercedes-Benz Corretora de Seguros Ltda.	Sao Paulo	Brazil	100%
Mercedes-Benz Credit Pénzügyi Szolgáltató Hungary Zrt.	Budapest	Hungary	90%
Mercedes-Benz do Brasil Assessoria Comercial Ltda.	Sao Paulo	Brazil	100%
Mercedes-Benz Finance China Ltd.	Hong Kong	PR China	100%
Mercedes-Benz Finance Co., Ltd.	Tokyo	Japan	90%
Mercedes-Benz Financial Services Australia Pty. Ltd.	Melbourne	Australia	100%
Mercedes-Benz Financial Services Austria GmbH	Salzburg	Austria	51%
Mercedes-Benz Financial Services BeLux N.V.	Vilvoorde	Belgium	100%
Mercedes-Benz Financial Services Ceská republika s.r.o.	Prague	Czech Republic	100%
Mercedes-Benz Financial Services España E.F.C, S.A.	Madrid	Spain	100%
Mercedes-Benz Financial Services France S.A.	Bailly	France	100%
Mercedes-Benz Financial Services Hellas AE	Kifissia	Greece	100%
Mercedes-Benz Financial Services Hong Kong Ltd.	Hong Kong	PR China	60%
Mercedes-Benz Financial Services Italia S.p.A.	Rome	Italy	100%
Mercedes-Benz Financial Services Korea Ltd.	Seoul	South Korea	60%
Mercedes-Benz Financial Services Nederland B.V.	Utrecht	Netherlands	100%
Mercedes-Benz Financial Services New Zealand Ltd.	Auckland	New Zealand	100%
Mercedes-Benz Financial Services Portugal - Instituição Financeira de Crédito, S.A.	Mem Martins	Portugal	100%
Mercedes-Benz Financial Services Rus OOO	Moscow	Russia	100%
Mercedes-Benz Financial Services Schweiz AG	Schlieren	Switzerland	100%
Mercedes-Benz Financial Services Singapore Ltd.	Singapore	Singapore	85%
Mercedes-Benz Financial Services Slovakia s.r.o.	Bratislava	Slovakia	75%
Mercedes-Benz Financial Services South Africa (Pty) Ltd.	Centurion	Republic of South Africa	100%
Mercedes-Benz Financial Services UK Ltd.	Milton Keynes	Great Britain	100%
Mercedes-Benz Finans Danmark A/S	Copenhagen	Denmark	100%
Mercedes-Benz Finans Sverige AB	Malmö	Sweden	100%
Mercedes-Benz Finansal Kiralama Türk A.S.	Istanbul	Turkey	100%
Mercedes-Benz Finansman Türk A.S.	Istanbul	Turkey	100%
Mercedes-Benz Insurance Services Nederland B.V.	Utrecht	Netherlands	100%
Mercedes-Benz Leasing (Thailand) Co., Ltd.	Bangkok	Thailand	100%
Mercedes-Benz Leasing do Brasil Arrendamento Mercantil S.A.	Barueri - SP	Brazil	100%
Mercedes-Benz Leasing GmbH	Stuttgart	Germany	100%
Mercedes-Benz Leasing Hrvatska d.o.o.	Zagreb	Croatia	100%
Mercedes-Benz Leasing Kft.	Budapest	Hungary	90%

Mercedes-Benz Leasing Polska Sp. z o.o.	Warsaw	Poland	75%
Mercedes-Benz Leasing Treuhand GmbH	Stuttgart	Germany	100%
Mercedes-Benz Mitarbeiter-Fahrzeuge Leasing GmbH	Stuttgart	Germany	100%
Mercedes-Benz Rental and Insurance Services Korea Ltd.	Seoul	South Korea	100%
Mercedes-Benz Rental S.p.A.	Rome	Italy	100%
Mercedes-Benz Renting, S.A.	Madrid	Spain	100%
Mercedes-Benz Risk Solutions South Africa (Pty) Ltd.	Centurion	Republic of South Africa	100%
Mercedes-Benz Services Correduría de Seguros, S.A.	Madrid	Spain	100%
Mercedes-Benz Servizi Assicurativi Italia S.p.A.	Rome	Italy	100%
Mercedes-Benz Sigorta Aracilik Hizmetleri A.S.	Istanbul	Turkey	100%
Mercedes-Benz Wholesale Finance Sweden AB	Malmö	Sweden	100%
Multistate LIHTC Holdings III LP	Farmington Hills	USA	100%
Silver Arrow S.A.	Luxemburg	Luxemburg	0	%7)
Suffolk Leasing, Inc.	Farmington Hills	USA	100%
Trona Cogeneration Corporation	Farmington Hills	USA	100%

IV. Consolidated Companies of Vans, Buses, Other
3218095 Nova Scotia Company	Mississauga	Canada	100%
DAI.NET GmbH	Stuttgart	Germany	100%
Daimler Aerospace GmbH & Co. KG	Stuttgart	Germany	67%
Daimler AG & Co. Finanzanlagen OHG	Schönefeld	Germany	100%
Daimler AG & Co. Wertpapierhandel OHG	Schönefeld	Germany	100%
Daimler Australia/Pacific Pty. Ltd.	Mulgrave	Australia	100%
Daimler Belgium Financial Company S.A.	Brussels	Belgium	100%
Daimler Buses North America Ltd.	Missisauga	Canada	100%
Daimler Buses North America, Inc.	Oriskany	USA	100%
Daimler Buses North Carolina LLC	Greensboro	USA	100%
Daimler Canada Finance, Inc.	Montreal	Canada	100%
Daimler Canada Investments Company	Halifax	Canada	100%
Daimler Coordination Center SCS	Brussels	Belgium	100%
Daimler Finance North America LLC	Wilmington	USA	100%
Daimler Financing International US, Inc.	Auburn Hills	USA	100%
Daimler International Finance B.V.	Utrecht	Netherlands	100%
Daimler Investments US Corporation	Montvale	USA	100%
Daimler Japan Ltd.	Tokyo	Japan	100%
Daimler Luft- und Raumfahrt Holding AG	Ottobrunn	Germany	100%
Daimler Mexico, S.A. de C.V.	Mexico City	Mexico	100%
Daimler North America Corporation	Montvale	USA	100%
Daimler North America Finance Corporation	Newark	USA	100%
Daimler Real Estate GmbH	Berlin	Germany	100%
Daimler UK Finance PLC	Milton Keynes	Great Britain	100%
Daimler UK PLC	Milton Keynes	Great Britain	100%
Daimler Vans Hong Kong Ltd.	Hong Kong	PR China	68%
Daimler Vans Manufacturing LLC	Ladson	USA	100%
Daimler Verwaltungsgesellschaft für Grundbesitz mbH	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “AMICITIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “CUSTODIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “DIALOGA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “DIGNITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “EFFICIENTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “FIDELIS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “GENEROSA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “GEOMETRIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “HABITUDO” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “IUVENTA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “LEGITIMA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “NEGOTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “NOBILITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “OPTIMA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “PROSPERA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “PRUDENTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “REGINA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “VEHICULA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
Daimler-Benz AG & Co. “VERITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100%
EHG Elektroholding GmbH	Frankfurt am Main	Germany	100%
EvoBus (Schweiz) AG	Kloten	Switzerland	100%
EvoBus (UK) Ltd.	Coventry	Great Britain	100%
EvoBus Austria GmbH	Viennese Neudorf	Austria	100%
EvoBus Belgium N.V.	Kobbegem	Belgium	100%
EvoBus Bohemia s.r.o.	Prague	Czech Republic	98%

EvoBus Danmark A/S	Koege	Denmark	100%
EvoBus France SAS	Sarcelles	France	100%
EvoBus GmbH	Stuttgart	Germany	100%
EvoBus Hellas A.E.B.E.	Thessaloniki	Greece	100%
EvoBus Ibérica, S.A.	Sámano	Spain	100%
EvoBus Italia S.p.A.	Bomporto	Italy	100%
EvoBus Nederland B.V.	Nijkerk	Netherlands	100%
Evobus Portugal, S.A.	Abrunheira	Portugal	100%
EvoBus Sverige AB	Spanga	Sweden	100%
Grundstücksverwaltungsgesellschaft Daimler AG & Co. OHG	Schönefeld	Germany	100%
Grundstücksverwaltungsgesellschaft EvoBus GmbH & Co. OHG	Schönefeld	Germany	100%
Inversora Privada Compania de Comercializacion Internacional S.A.	Buenos Aires	Argentina	99%
Mercedes-Benz Argentina S.A.	Buenos Aires	Argentina	100%
Mercedes-Benz Ludwigsfelde GmbH	Ludwigsfelde	Germany	100%
Mercedes-Benz Minibus GmbH	Dortmund	Germany	100%
Mercedes-Benz Oto Kiralama A.S.	Istanbul	Turkey	100%
Mercedes-Benz Türk A.S.	Istanbul	Turkey	67%
Setra of North America, Inc.	Greensboro	USA	100%
Zweite DC Immobilien GmbH & Co. Projekt Wörth KG	Schönefeld	Germany	100%

B. NON CONSOLIDATED GROUP COMPANIES
I. Non Consolidated Companies of Mercedes-Benz Cars
Anota Fahrzeug Service- und Vertriebsgesellschaft mbH	Berlin	Germany	100%
Automotive Training GmbH	Stuttgart	Germany	100%
Brefa Bremsen- und Fahrzeugdienst AG	Niederzier	Germany	100%
Brooklands Estates Management Ltd.	Milton Keynes	Great Britain	100%
Chrysler Sales & Services (Thailand) Ltd. i.L.	Bangkok	Thailand	49%
Daimler Group Services Madrid, S.A.	Madrid	Spain	100%
Daimler Middle East & Levant FZE	Dubai	United Arab Emirates	100%
Daimler protics technical information consulting & solution GmbH	Stuttgart	Germany	100%
Daimler Singapore Pte. Ltd.	Singapore	Singapore	100%
Daimler UK Share Trustee Ltd.	Milton Keynes	Great Britain	100%
Daimler UK Trustees Ltd.	Milton Keynes	Great Britain	100%
Daimler Unterstützungskasse GmbH	Stuttgart	Germany	100%
DaimlerChrysler Engineering Services S.A. i.L.	Schlieren	Switzerland	98%
Europa Motors Nicaragua S.A.	Managua	Nicaragua	100%
FBW-Fahrzeug AG	Wetzikon	Switzerland	100%
Garage des Falaises S.A. i.L.	Neuchâtel	Switzerland	100%
Grundstücksverwaltungsgesellschaft Porcher & Meffert GmbH & Co. OHG	Schönefeld	Germany	100%
Grundstücksverwaltungsgesellschaft Taunus-Auto-Verkaufs-GmbH & Co. OHG	Schönefeld	Germany	100%
Lack- und Karosseriezentrum Berlin-Brandenburg GmbH	Schönefeld	Germany	100%
Lapland Car Test AB	Arjeplog	Sweden	100%
Legend Investments Ltd.	Milton Keynes	Great Britain	100%
MB GTC GmbH	Stuttgart	Germany	100%
MB Relationship Marketing Roma S.r.l.	Rome	Italy	100%
MB Relationship Marketing S.r.l.	Milan	Italy	84%
MB SIM Technology Co., Ltd.	Shanghai	PR China	75%
MBtech Autodie LLC	Grand Rapids	USA	100%
MBtech Bohemia s.r.o.	Prague	Czech Republic	100%
MBtech Consulting GmbH	Sindelfingen	Germany	100%
MBtech EMC GmbH	Waiblingen	Germany	100%
MBtech Powertrain GmbH	Munich	Germany	100%
MBtech Vehicle Testing GmbH	Papenburg	Germany	100%
Mercedes-Benz Brooklands Ltd.	Milton Keynes	Great Britain	100%
Mercedes-Benz Charterway Bohemia s.r.o. i.L.	Prague	Czech Republic	50	%3)
Mercedes-Benz Computer Services UK Ltd.	Milton Keynes	Great Britain	100%
Mercedes-Benz Consult Graz GmbH	Raaba	Austria	100%
Mercedes-Benz Customer Assistance Center Maastricht N.V.	Maastricht	Netherlands	100%
Mercedes-Benz Customer Assistance Center Warszawa Sp. z o.o.	Warsaw	Poland	100%
Mercedes-Benz Egypt S.A.E.	Cairo	Egypt	100%
Mercedes-Benz Global Training Nederland B.V.	Nijkerk	Netherlands	100%
Mercedes-Benz Manufacturing Hungary Kft.	Budapest	Hungary	100%
Mercedes-Benz Museum GmbH	Stuttgart	Germany	100%
Mercedes-Benz Research and Development India Private Ltd.	Bangalore	India	100%
Mercedes-Benz Research and Development North America, Inc.	Palo Alto	USA	100%
Mercedes-Benz Romania SRL	Bucharest	Romania	51%
Mercedes-Benz Slovakia s.r.o.	Bratislava	Slovakia	51%
Mercedes-Benz Solihull Ltd.	Milton Keynes	Great Britain	100%
Mercedes-Benz Vertriebsgesellschaft mbH	Berlin	Germany	100%

Merfina S.A. i.L.	Schlieren	Switzerland	100%
Monarch Cars (Tamworth) Ltd.	Milton Keynes	Great Britain	100%
motormeile GmbH	Eching	Germany	100%
Porcher & Meffert Grundstücksgesellschaft mbH & Co. Stuttgart OHG	Schönefeld	Germany	100%
Prestige Capital Ltd. i.L.	Bangkok	Thailand	25%
Ring Garage AG	Chur	Switzerland	100%
RMC Reliability Technology GmbH	Sindelfingen	Germany	100%
Russ & Janot GmbH	Erfurt	Germany	100%
smart Vertriebs gmbh	Berlin	Germany	100%
smart-Brabus GmbH	Bottrop	Germany	50%
Star Transmission Cugir SRL	Cugir	Romania	56%
STARCAM s.r.o.	Most	Czech Republic	51%
STARKOM d.o.o.	Maribor	Slovenia	51%
System Design France S.A.R.L.	Strasbourg	France	100%
System Design GmbH	Leonberg	Germany	100%
T.O.C. (Schweiz) AG	Schlieren	Switzerland	51%

II. Non Consolidated Companies of Daimler Trucks
“Serv-Jet” - Servicos e Pecas para Avioes Ltda.	Sao Bernardo do Campo	Brazil	100%
Autostar Vehiculos S.A.	San Jose	Costa Rica	100%
BELEROFONTE - Participações em Empreendimentos Ltda.	Santo Andre	Brazil	100%
Carry Mate Co., Ltd.	Shizuoka	Japan	43%
CIM-Comercial e Importadora Ltda.	Sao Paulo	Brazil	100%
Cúspide S.A.	Santo Domingo	Dominican Republic	94%
Daimler Colombia S.A.	Bogota	Colombia	100%
Daimler FleetBoard UK Ltd.	Staffordshire	Great Britain	100%
Daiya Kogyo Co., Ltd.	Isesaki	Japan	100%
Daiya Shoji Co., Ltd.	Maebashi	Japan	100%
Detroit Diesel Holding (Brasil) Ltda.	Sao Paulo	Brazil	100%
Detroit Diesel Scholarship Foundation, Inc.	Detroit	USA	100%
Eishin Jidosha Kogyo Co., Ltd.	Iwakuni	Japan	98%
Fuso Tech Co., Ltd.	Aikawa-cho	Japan	100%
Gemini-Tur Excursoes Passagens e Turismo Ltda.	Sao Paulo	Brazil	100%
Hefesto Indústria e Comércio de Veiculos Ltda.	Juiz de Fora	Brazil	100%
Ibafu Service Co., Ltd.	Ibaraki	Japan	100%
Jidosha Yuso Kogyo Co., Ltd.	Sapporo	Japan	100%
Kyushu Fuso Bipurosu Co., Ltd.	Shime	Japan	100%
Mercedes-Benz Administradora de Consorcios Ltda.	Sao Bernardo do Campo	Brazil	100%
Mercedes-Benz CharterWay N.V. i.L.	Vilvoorde	Belgium	50	%2)
Mercedes-Benz CharterWay S.p.A.	Rome	Italy	50	%2)
Mercedes-Benz GastroService GmbH	Gaggenau	Germany	100%
Mercedes-Benz TrailerAxleSystems Southern Europe SAS	Rocquencourt	France	100%
MercedesService Card Beteiligungsgesellschaft mbH	Stuttgart	Germany	51%
MercedesService Card GmbH & Co. KG	Kleinostheim	Germany	51%
Motores Diesel INVEMA Ltda.	Santo Andre	Brazil	100%
Nagasaki Fuso Service Center Co., Ltd.	Nagasaki	Japan	100%
Nankyu Butsuryu Support Co., Ltd.	Kagoshima	Japan	100%
PABCO Sendai Co., Ltd.	Sendai	Japan	100%
Saitama Rikuso Co., Ltd.	Saitama	Japan	50%
San-el Co., Ltd. i.L.	Yamaguchi	Japan	100%
Satsuryo Shoji Co., Ltd.	Sapporo	Japan	100%
SteloTec GmbH	Stuttgart	Germany	100%
Tecnet Co., Ltd.	Shizuoka	Japan	100%

III. Non Consolidated Companies of Daimler Financial Services
Daimler Financial Services Portfolio GmbH	Berlin	Germany	100%
Daimler Financial Services UK Trustees Ltd.	Milton Keynes	Great Britain	100%
Daimler Services Handelsbeteiligungen GmbH	Berlin	Germany	100%
DaimlerChrysler Capital Services (debis) Asia Pacific Pte. Ltd.	Singapore	Singapore	100%
DaimlerChrysler Capital Services (debis) Australia Pty. Ltd.	Melbourne	Australia	100%
debis International Trading Venezuela C.A.	Caracas	Venezuela	100%
debis Leasing Bohemia s.r.o.	Prague	Czech Republic	100%
EAS Assekuranz Vermittlungs-Gesellschaft mbH	Frankfurt am Main	Germany	100%
Hans Silkenbäumer Assekuranz Makler GmbH i.L.	Münster	Deutschland	100%
Mercedes-Benz Capital Services (debis) UK Ltd.	Milton Keynes	Great Britain	100%
Mercedes-Benz Capital Services N.V.	Vilvoorde	Belgium	100%
Mercedes-Benz Charterway Bohemia s.r.o. i.L.	Prague	Czech Republic	50	%3)
Mercedes-Benz CharterWay Ltd.	Milton Keynes	Great Britain	100%
Mercedes-Benz CharterWay N.V. i.L.	Vilvoorde	Belgium	50	%2)
Mercedes-Benz CharterWay Portugal - Aluguer de Veiculos de Mercadorias, Lda.	Mem Martins	Portugal	100%

Mercedes-Benz CharterWay S.p.A.	Rome	Italy	50	%2)
Mercedes-Benz Finanzierungsvermittlungs GmbH	Karlsruhe	Germany	51%
Mercedes-Benz Insurance Broker SRL	Bucharest	Romania	100%
Mercedes-Benz Leasing IFN S.A.	Bucharest	Romania	100%
Mercedes-Benz Service Leasing SRL	Bucharest	Romania	100%
Mercedes-Benz Servizi Tecnici Assicurativi Italia S.r.I.	Rome	Italy	100%
Star Rent AG	Alpnach	Switzerland	66%
Traffic Dialog System. TDS Betreibergesellschaft mbH	Berlin	Germany	100%

IV. Non Consolidated Companies of Vans, Buses, Other
Achte Vermögensverwaltungsgesellschaft DVB mbH	Stuttgart	Germany	100%
AEG do Brasil Produtos Eletricos e Eletronicos Ltda.	Sao Paulo	Brazil	100%
AEG India Ltd.	Bangalore	India	100%
AEG Italiana S.p.A. i.L.	Milan	Italy	100%
AEG Olympia Office GmbH	Wilhelmshaven	Germany	100%
Circulo Cerrado S.A.	Buenos Aires	Argentina	68%
Daimler AG & Co. Anlagenverwaltung OHG	Ludwigsfelde	Germany	100%
Daimler Corporate Services, Inc.	New York	USA	100%
Daimler Espana Gestión Inmobiliaria, S.L.	Madrid	Spain	100%
Daimler Group Services Berlin GmbH	Berlin	Germany	100%
Daimler International Assignment Services USA LLC	Farmington Hills	USA	100%
Daimler Mitarbeiter Wohnfinanz GmbH	Stuttgart	Germany	100%
Daimler Parts Brand GmbH	Stuttgart	Germany	100%
Daimler Purchasing Coordination Corporation	Farmington Hills	USA	100%
Daimler Services GmbH	Stuttgart	Germany	100%
Daimler TSS GmbH	Ulm	Germany	100%
Dasa Aircraft Finance XIV B.V.	Amsterdam	Netherlands	100%
Dasa Aircraft Finance XV B.V.	Amsterdam	Netherlands	100%
Dasa Aircraft Finance XVI B.V.	Amsterdam	Netherlands	100%
Dasa Verwaltungs GmbH	Stuttgart	Germany	100%
DBM & debis Immobilienmanagement Grundstücksbeteiligung GmbH & Co. Projekt Kochstr. KG	Berlin	Germany	94%
DBM & debis Immobilienmanagement Grundstücksbeteiligungs GmbH	Berlin	Germany	100%
DC Immobilien Projekt Bad Homburg GmbH	Schönefeld	Germany	100%
Dedalus VV GmbH	Stuttgart	Germany	100%
DIL Polska Warszawa Sp. z o.o.	Warsaw	Poland	100%
Euro Service Bus SAS	Hoerdt	France	100%
EvoBus Polska Sp. z o.o.	Wolica	Poland	100%
EvoBus Reunion S.A.	Le Port	Reunion	54%
EvoBus Romania SRL	Bucharest	Romania	100%
EvoBus Russland OOO	Moscow	Russia	100%
EvoBus Srbija i Crna Gora d.o.o.	Belgrade	Serbia	100%
Fokker-Holding B.V.	Utrecht	Netherlands	100%
France Aircraft Finance I. B.V.	Amsterdam	Netherlands	100%
France Aircraft Finance II. B.V.	Amsterdam	Netherlands	100%
France Aircraft Finance III. B.V.	Amsterdam	Netherlands	100%
France Aircraft Finance IV. B.V.	Amsterdam	Netherlands	100%
France Aircraft Finance V. B.V.	Amsterdam	Netherlands	100%
Fünfte Vermögensverwaltungsgesellschaft DVB mbH	Stuttgart	Germany	100%
Fünfte Vermögensverwaltungsgesellschaft Zeus mbH	Stuttgart	Germany	100%
Grundstücksverwaltungsgesellschaft Daimler Wohnungsbau GmbH & Co. OHG	Schönefeld	Germany	100%
IDB - Infrarot-Detektor-Beteiligungs GmbH	Stuttgart	Germany	100%
Mercedes-Benz China Holding GmbH	Stuttgart	Germany	100%
Mercedes-Benz Project Consult GmbH	Stuttgart	Germany	100%
MILON Grundstücks-Verwaltungsgesellschaft mbH & Co. KG	Grünwald	Germany	95%
Montajes y Estampaciones Metálicas, S.L.	Esparreguera	Spain	51%
MORA Grundstücks-Verwaltungsgesellschaft mbH & Co. KG	Grünwald	Germany	100%
NAG Nationale Automobil-Gesellschaft AG	Stuttgart	Germany	100%
Ruth Verwaltungsgesellschaft mbH	Stuttgart	Germany	100%
Sechste Vermögensverwaltungsgesellschaft DVB mbH	Stuttgart	Germany	100%
Sechste Vermögensverwaltungsgesellschaft Zeus mbH	Stuttgart	Germany	100%
Setra Madagascar S.A.R.L.	Antananarivo	Madagascar	96%
Siebte Vermögensverwaltungsgesellschaft DVB mbH	Stuttgart	Germany	100%
Stansted Aircraft Finance No. 1 Ltd.	George Town	Cayman Islands	50%
Stansted Aircraft Finance No. 2 Ltd.	George Town	Cayman Islands	50%
StarMobility GmbH	Stuttgart	Germany	100%
TOKO S.R.L.	Besnate	Italy	100%
Vastgoed Nijkerk - 1 B.V.	Utrecht	Netherlands	100%
Vermögensverwaltungsgesellschaft Daimler Atlanta mbH	Stuttgart	Germany	100%
Wings Aircraft Finance, Inc.	Wilmington	USA	100%
Zweite Vermögensverwaltungsgesellschaft Zeus mbH	Stuttgart	Germany	100%

C. ASSOCIATED COMPANIES AND GROUP COMPANIES AT EQUITY
I. Associated Companies and Group Companies at Equity of Mercedes-Benz Cars
AFCC Automotive Fuel Cell Cooperation Corporation	Vancouver	Canada	50%
Auto Testing Company, Inc.	Vance	USA	100%
Beijing Benz-DaimlerChrysler Automotive Co., Ltd.	Beijing	PR China	50%
McLaren Group Ltd.	Woking	Great Britain	40%
Southern Star Motor Company	Hong Kong	PR China	51%

II. Associated Companies and Group Companies at Equity of Daimler Trucks
Cullen Diesel Power Ltd.	Surrey	Canada	49%
Daimler FleetBoard GmbH	Stuttgart	Germany	100%
Fuso Land Transport (Rikuso) Co., Ltd.	Kawasaki	Japan	22%
Hakodate Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Hakodate	Japan	28%
Kanagawa Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Yokohama	Japan	44%
MTU Detroit Diesel Australia Pty. Ltd.	Chipping Norton	Australia	50%
North American Fuel Systems Remanufacturing LLC	Kentwood	USA	50%
Okayama Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Okayama	Japan	50%
P.T. Krama Yudha Tiga Berlian Motors	Jakarta	Indonesia	18%
P.T. Mitsubishi Krama Yudha Motors and Manufacturing	Jakarta	Indonesia	32%
Polomex, S.A. de C.V.	Garcia	Mexico	26%
SelecTrucks of Atlanta LLC	McDonough	USA	50%
SelecTrucks of Dallas LLC	Dallas	USA	50%
SelecTrucks of Greensboro LLC	Greensboro	USA	50%
SelecTrucks of Houston LLC	Houston	USA	50%
SelecTrucks of Las Vegas LLC	Las Vegas	USA	50%
SelecTrucks of Los Angeles LLC	Fontana	USA	50%
SelecTrucks of Oklahoma City LLC	Oklahoma City	USA	50%
SelecTrucks of Omaha LLC	Council Bluffs	USA	50%
SelecTrucks of San Antonio LLC	Converse	USA	50%

III. Associated Companies and Group Companies at Equity of Daimler Financial Services
Daimler Re Insurance S.A.	Münsbach	Luxembourg	100%
DLI Corporation	Farmington Hills	USA	100%
Toll Collect GbR	Berlin	Germany	45%
Toll Collect GmbH	Berlin	Germany	45%

IV. Associated Companies and Group Companies at Equity of Vans, Buses, Other
Chrysler Argentina S.R.L.	Buenos Aires	Argentina	100%
Chrysler Australia Pty. Ltd.	Melbourne	Australia	100%
Chrysler Balkans d.o.o.	Belgrade	Serbia	100%
Chrysler Belgium Luxembourg S.A.	Brussels	Belgium	100%
Chrysler Colombia Ltda.	Santafe de Bogota	Columbia	100%
Chrysler Czech Republic s.r.o.	Prague	Czech Republic	100%
Chrysler Danmark ApS	Copenhagen	Denmark	100%
Chrysler Espana, S.L.	Madrid	Spain	100%
Chrysler France SAS	Rocquencourt	France	100%
Chrysler Holding LLC	Auburn Hills	USA	20%
Chrysler Italia S.r.l.	Rome	Italy	100%
Chrysler Japan Co. Ltd.	Tokyo	Japan	100%
Chrysler Nederland B.V.	Utrecht	Netherlands	100%
Chrysler New Zealand Ltd.	Auckland	New Zealand	100%
Chrysler Polska Sp. z o.o.	Warsaw	Poland	100%
Chrysler Russia SAO	Moscow	Russia	100%
Chrysler South Africa (Pty) Ltd.	Centurion	Republic of South Africa	100%
Chrysler South East Asia Pte. Ltd.	Singapore	Singapore	100%
Chrysler Sweden AB	Malmö	Sweden	100%
Chrysler Switzerland GmbH	Schlieren	Switzerland	100%
Chrysler UK Ltd.	Milton Keynes	Great Britain	100%
CJD do Brasil Comércio de Veiculos Ltda.	Sao Paulo	Brazil	100%
DADC Luft- und Raumfahrt Beteiligungs AG	Munich	Germany	25%
European Aeronautic Defence and Space Company EADS N.V.	Schiphol-Rijk	Netherlands	23%
Fujian Daimler Automotive Co., Ltd.	Fuzhou	PR China	34%
Kamaz OAO	Naberezhnye Chelny	Russia	10%
Powerway, Inc.	Indianapolis	USA	38	%4)
Tognum AG	Friedrichshafen	Germany	28%

D. ASSOCIATED COMPANIES AT COST 5)
I. Associated Companies at Cost of Mercedes-Benz Cars
APS-technology GmbH	Landau	Germany	30%
ATB - Institut für angewandte Systemtechnik Bremen GmbH	Bremen	Germany	26%
ATP Automotive Testing Papenburg GmbH	Papenburg	Germany	40%
BDF IP Holdings Ltd.	Vancouver	Canada	33%
Deutsche Automobilgesellschaft mbH i.L.	Braunschweig	Germany	50%
Egyptian-German Automotive Co. (EGA) S.A.E.	Cairo	Egypt	26%
European Center for Information and Communication Technologies - EICT GmbH	Berlin	Germany	20%
GPWC Holdings B.V. i.L.	Amsterdam	Netherlands	33%
Huttelmaier GmbH	Schorndorf	Germany	25%
IHI Charging Systems International GmbH	Heidelberg	Germany	49%
INPRO Innovationsgesellschaft für fortgeschrittene Produktionssysteme in der Fahrzeugindustrie mbH	Berlin	Germany	14%
Lackzentrum Bielefeld GmbH	Bielefeld	Germany	25%
Mercedes-Benz Hungária Kft.	Budapest	Hungary	50%
Mercedes-Benz Lackzentrum Dresden GmbH	Dresden	Germany	36%
Mercedes-Benz Österreich Vertriebsgesellschaft mbH	Salzburg	Austria	50%
Mercedes-Benz Taiwan Ltd.	Taipeh	Taiwan	49%
NuCellSys Holding GmbH	Kirchheim	Germany	50%
PDB - Partnership for Dummy Technology and Biomechanics GbR	Ingolstadt	Germany	20%

II. Associated Companies at Cost of Daimler Trucks
BENTELER Estamparia Automotiva Ltda.	Campinas	Brazil	35%
Bishop Technology Group Ltd.	North Ryde	Australia	29%
I.D.E.M. Iranian Diesel Engine Manufacturing Company	Tabriz	Iran	30%
MAGAL Industria e Comercio Ltda.	Sao Paulo	Brazil	35%
MFTB Taiwan Co., Ltd.	Tao-tuan	Taiwan	33%
National Automobile Industry Company Ltd.	Jeddah	Saudi Arabia	26%
Omuta Unso Co., Ltd.	Omuta	Japan	34%
Seiryo Computer Co., Ltd.	Shizuoka	Japan	17%
Shinju Co., Ltd.	Yamaguchi	Japan	25%
Toyo Kotsu Co., Ltd.	Kurokawa	Japan	28%

III. Associated Companies at Cost of Daimler Financial Services
Krüger International Trading Corporation, S.A.	Managua	Nicaragua	40%
MG NE Beteiligungs GmbH	Eschborn	Germany	50%
Polaris Geothermal, Inc.	Toronto	Canada	8%

IV. Associated Companies at Cost of Vans, Buses, Other
AEG Engineering Ltd.	Dhaka	Bangladesh	22%
CaetanoBus, Fabricacao de Carrocarias, S.A.	Villo Nova de Gaia	Portugal	26%
Castle Aircraft Finance No. 1 Ltd.	George Town	Cayman Islands	25%
CONTRAC GmbH	Wiesbaden	Germany	33%
Esslinger Wohnungsbau GmbH	Esslingen a.N.	Germany	27%
Eventus Mobilien-Verwaltungsgesellschaft mbH & Co. Projekt 2 KG (Fond)	Stuttgart	Germany	56%
EvoBus Hungaria Kereskedelmi Kft.	Budapest	Hungary	33%
Groupement D’Intérêt Economique EURODIR	Chatenay Malabry	France	50%
Grundstücksgesellschaft Schlossplatz 1 mbH & Co. KG	Berlin	Germany	20%
La Carrosserie Dauphinoise S.A.	Les Abrets	France	33%
OEConnection LLC	Richfield	USA	25%
Reva SAS	Cugnac	France	34%
Societe Socovoi S.A.	Le Port	Reunion	15%
Wohnbau Gaggenau GmbH	Gaggenau	Germany	50%
Wohnbau Wörth a. Rh. GmbH	Wörth am Rhein	Germany	50%

E. OTHER MAJOR SUBSIDIARIES
Tata Motors Ltd.	Mumbai	India	5%

1) Joint ventures of Daimler Trucks and Daimler Financial Services with 50% each; consolidated companies at Daimler Group level.

2) Joint subsidiary of Daimler Trucks and Daimler Financial Services with 50% each; not consolidated companies at Daimler Group level.

3) Joint subsidiary of Mercedes-Benz Cars and Daimler Financial Services with 50% each; not consolidated companies at Daimler Group level.

4) Percentage of voting rights: 35,29%.

5) As the impact of these companies on the consolidated financial statements of the Group was neither material for individual companies nor in the aggregate, they were not accounted for using the equity method of accounting.

6) share capital according to § 16 AktG

7) Special Purpose Entity